                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        Report Under Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

                     Current Report As Of February 2, 2006

                         Commission File Number 0-26999

                         GARB OIL AND POWER CORPORATION
             (Exact name of registrant as specified in its charter)

             UTAH                                                87-0296694
-------------------------------                              -------------------
(State or other jurisdiction of                                 (IRS Employer
 incorporation or organization)                              Identification No.)

                       1588 South Main Street, Suite 200
                           Salt Lake City, Utah 84115
                    ----------------------------------------
                    (Address of principal executive offices)

                                  (801) 832-9865
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               Registrant's telephone number including area code

                  --------------------------------------------
                  Former Address, if changed since last report

Item 3.02 Unregistered sales of Equity Securities.

         On approximately June 15, 2005, 472,282 shares of the Company's common stock were issued to a private lender, W. E. Hamilton Family Corporation, to satisfy a loan obligation of $47,228.20 which includes principal of $35,000 and interest of $12,118. The initial promissory note of $25,000 was made in April
2002 with $10,000 added later. The shares to satisfy the debt obligation were loaned by Garbalizer Corporation of America ("GCA") to the Company on an oral contract. The Company used the funds as working capital and to establish a truck tire importation business from China. The issuance of the shares to satisfy the debt obligation was done by an oral agreement.

         In September 2005, the Company sold 462,500 shares of common stock to
John J. Drammis for $25,000 in an isolated transaction. The Company borrowed the shares from GCA for the sale. The proceeds were used for working capital. The certificates bore a restricted legend. Mr. Drammis still holds the shares.

         In addition the Company borrowed shares of its common stock from GCA to pay obligations of loan fees or interest in connection with different loans.
Also, GCA issued 400,000 shares of the Company's common stock to three consultants. The consultants are Monty Hamilton, 150,000 shares; Import
Marketing Corporation, LLC, an entity controlled by Herbert Kugelmeier, 150,000 shares; and Hildegard Mattare, 100,000 shares. The issuance of the 400,000 shares was treated as a contribution to capital and the Company is not obligated to return to GCA any of the 400,000 shares. The consultants are to advise and assist the Company in obtaining funding and financing. The consulting agreements were oral agreements

         The Company's CEO and former president has accrued salary since 1991 in an amount totaling $700,000. By oral agreement the former president has agreed to forgive the accrual if the Company issues him 2,000,000 shares of its common stock.

         On January 6, 2006, GCA issued 1,000,000 shares of restricted common stock to pay interest on a loan of $50,000 entered into by the Company on
January 6, 2006, with LTD II Enterprises, an entity controlled by Melvin Thomas
Day, II. The loan provides that the lender will receive $1.00 per ton of cement and urea sold and $.10 per dry wall sheet sold by the Company until the loan is paid in full. By oral agreement the Company has an obligation to repay the
1,000,000 shares to GCA to which it provided.

         On May 19, 2005, the Company was obligated to pay a loan fee in the amount of 80,000 shares of its common stock. The Company received proceeds of
$40,000 as a loan. The loan was provided by Roadaric Group, LLC, and was payable on July 15, 2005, and had a penalty of $500 per week until paid. By an oral agreement GCA provided the 80,000 shares for the loan fee. The Company has agreed to repay the 80,000 shares to GCA. This loan became part of the October
7, 2005 loan entered into between the Company and Rodaric Group LLC, and Frank
Gillen.

         On May 10, 2005, the Company was obligated to pay a loan fee in the amount of 70,000 shares of its common stock. The Company received proceeds of
$35,000. The loan was provided by Robert Taylor and was payable on July 15,
2005, and has a penalty of $500 per week until paid. By oral agreement the
Company has agreed to repay the 70,000 shares to GCA. The lender has not declared the loan in default.

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         On June 13, 2005, the Company was obligated to pay a loan fee of 87,000 shares of its common stock. The Company received proceeds of $87,000 from Frank
J. Gillen and the loan was payable on July 31, 2005, and has a penalty of $500 per week until paid. GCA provided the 87,000 shares. By oral agreement the
Company has agreed to repay these shares to GCA. This loan became part of the
October 7, 2005 loan entered into between the Company and Rodaric Group LLC and
Frank Gillen.

Item 5.02 (b)and (c). Departure of Directors or Principal Officers; election of
Directors; Appointment of Principal Officers.

         On approximately January 9, 2006, John Brewer resigned as president of the Company. John Brewer remains as a director and as Chief Executive Officer of the Company. On that same date Louis Zant tendered his resignation as a director of the Company.

         On approximately January 9, 2006, Matthew G. Shepherd was appointed to the office of president and was appointed as a director of the Company. Mr.
Shepherd is 31 years old and was graduated from the University of Phoenix in
2001 with a bachelor of Science in marketing. In 2004 and 2005 Mr. Shepherd was an officer in the United States Army serving in Germany and Iraq. From 1996 to
2003 Mr. Shepherd was the head of sales for Bigger Faster Stronger, Inc., a Utah company, engaged in marketing and promoting exercise and strength equipment and programs.

         The base salary is $45,000 per year and will be accrued if the Company does not have funds available for Mr. Shepherd's salary. He will be paid with first funds to become available to the Company. He may also receive bonuses as determined by the Board of Directors. Mr. Shepherd was also appointed as a director of the Company.

         Mr. John Brewer remains as Chief Executive Officer of the Company.

Item 8.01 Other events.

         On April 4, 2002, the Company entered into a loan agreement with W. E.
Hamilton Family Corporation in the amount of $25,000. Subsequently an additional
$10,000 was advanced by oral agreement under the same terms as the loan agreement. By oral agreement on June 15, 2005, the parties agreed to convert at approximately 4.10 per share the outstanding principal and interest on these obligations into 472,282 shares of Garb-Oil common stock. See Item 3.02 above.

         On January 21, March 26, and July 15, 2003, the Company entered into loan agreements with John Wright in the respective amounts of $10,000, $5,000, and $5,000. The $10,000 loan was due on May 21, 2003, and was subject to a penalty of $5,000 if not paid when due. Also, the lender had the right to purchase 100,000 shares of the Company's common stock prior to June 1, 2003. The
March 26 loan was due on June 26, 2003, and was subject to a penalty of $2,500 if not paid when due. Also, the lender had the right to purchase 75,000 shares of the Company's common stock at $.08 per share prior to December 1, 2003. The
July 15 loan was due on August 15, 2003, and bears interest of 10% per annum.
The lender had the right to purchase 75,000 shares of the Company's common stock at $.08 per share prior to December 1, 2003. The lender did not purchase any shares.

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Item 9.01. Financial Statements and Exhibits

Exhibit
 No.          Description                                 Location
 ---          -----------                                 --------

3.1           Article of Incorporation                    Previously Filed
                                                          Form 10, No. 0-14859.
3.2           Bylaws                                      Previously filed.
                                                          (Form 10
10.1          Employment Agreement with John              Previously filed.
              Brewer.                                     (Form 10)
10.2          Agreement with Giant Tire                   Previously filed.
              Recyclers, Inc.                             (10-KSB, 6-30-97)
10.3          Project Development and                     Previously filed.
              Construction Agreement with                 (8-K, 5-11-98)
              Trenergy, Inc.
10.4          Extension Agreement with Giant              Previously filed.
              Tire Recyclers, Inc.                        (10-KSB, 6-30-01)
10.5          Agreement between Garbalizer                Previously filed.
              Corporation and the Company.                (10-KSB, 6-30-04)
10.6          Employment Agreement with Louis             Previously filed.
              J. Zant.                                    (8-K, 6-21-05)
10.7          Loan agreement between the Company          Filed herewith.
              and W. E. Hamilton Family
              Corporation dated April 4, 2002,
              for $25,000.
10.8          Loan agreement between the Company          Filed herewith.
              and John Wright dated 1/21/03 for
              $10,000.
10.9          Loan agreement between the Company          Filed herewith.
              and John Wright dated 3/26/03 for
              $5,000.
10.10         Loan agreement between the Company          Filed herewith.
              and John Wright dated 7/15/03 for
              $5,000.
10.11         Loan agreement between the Company          Filed herewith.
              and Robert Taylor dated 5/10/05 for
              $35,000.
10.12         Loan Agreement between the Company          Filed herewith.
              and Rodaric Group, LLC dated 5/19/05
              for $40,000.
10.13         Loan Agreement between the Company          Filed herewith.
              and Frank Gillen dated 6/13/05 for
              $87,000.
10.14         Loan Agreement between the Company          Filed herewith.
              and Rodaric Group, LLC, dated
              10/17/05 for $140,578.
10.15         Loan Agreement between the Company          Filed herewith.
              and LTD II Enterprises dated 1/6/06
              for $50,000.
10.16         Employment agreement between the            Filed herewith.
              Company and Matthew Shepherd dated
              January 9, 2006.
21.1          List of Subsidiaries                        Previously filed.
                                                          (10-KSB, 6-30-95)

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date   February 2, 2006

Garb Oil and Power Corporation

By /s/ John Brewer
Chief Executive Officer

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